                                                                   Series 1999-1
                                                                    EXHIBIT 99.4

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                Series 1999-1

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as
      Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1999-1 is set forth below:


     Date of the Certificate                                February 10, 2000
     Monthly Period ending                                   January 31, 2000
     Determination Date                                     February 10, 2000
     Distribution Date                                      February 15, 2000

----------------------------------------------------------------------------------------------------------------------------------
                                                           General
----------------------------------------------------------------------------------------------------------------------------------

101  Amortization Period                                                                                        No         101
102  Early Amortization Period                                                                                  No         102
103  Class A Investor Amount paid in full                                                                       No         103
104  Class B Investor Amount paid in full                                                                       No         104
105  Collateral Interest Amount paid in full                                                                    No         105
106  Saks Incorporated is the Servicer                                                                          Yes        106

----------------------------------------------------------------------------------------------------------------------------------
                                                        Investor Amount
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        as of the end of
                                                                        as of the end of the              the relevant
                                                                        prior Monthly Period             Monthly Period
                                                                       ----------------------           ----------------
107  Series 1999-1 Investor Amount                                     $          378,375,000   107(a)  $    378,375,000   107(b)
108    Class A Investor Amount                                         $          280,000,000   108(a)  $    280,000,000   108(b)
109    Class B Investor Amount                                         $           30,275,000   109(a)  $     30,275,000   109(b)
110    Collateral Interest Amount                                      $           68,100,000   110(a)  $     68,100,000   110(b)

111  Series 1999-1 Adjusted Investor Amount                            $          378,375,000   111(a)  $    378,375,000   111(b)
112    Class A Adjusted Investor Amount                                $          280,000,000   112(a)  $    280,000,000   112(b)
113      Principal Account Balance with respect to Class A             $                    -   113(a)  $              -   113(b)
114    Class B Adjusted Investor Amount                                $           30,275,000   114(a)  $     30,275,000   114(b)
115      Principal Account Balance with respect to Class B             $                    -   115(a)  $              -   115(b)
116    Collateral Interest Adjusted Amount                             $           68,100,000   116(a)  $     68,100,000   116(b)
117      Principal Account Balance with respect to
         the Collateral Interest                                       $                    -   117(a)  $              -   117(b)
118  Class A Certificate Rate                                                                                 6.00125%     118
119  Class B Certificate Rate                                                                                 6.21125%     119

                                                                                                        as of the end of
                                                                         for the relevant                 the relevant
                                                                          Monthly Period                 Monthly Period
                                                                       ----------------------           ----------------
120  Series 1999-1 Investor Percentage with respect to Finance Charge
     Receivables                                                               28.21%           120(a)        31.30%       120(b)
121    Class A                                                                 20.87%           121(a)        23.16%       121(b)
122    Class B                                                                  2.26%           122(a)         2.50%       122(b)
123    Collateral Interest                                                      5.08%           123(a)         5.63%       123(b)

124  Series 1999-1 Investor Percentage with respect to Principal
     Receivables                                                               28.21%           124(a)        31.30%       124(b)
125    Class A                                                                 20.87%           125(a)        23.16%       125(b)
126    Class B                                                                  2.26%           126(a)         2.50%       126(b)
127    Collateral Interest                                                      5.08%           127(a)         5.63%       127(b)

128  Series 1999-1 Investor Percentage with respect to Allocable Amounts       28.21%           128(a)        31.30%       128(b)
129    Class A                                                                 20.87%           129(a)        23.16%       129(b)
130    Class B                                                                  2.26%           130(a)         2.50%       130(b)
131    Collateral Interest                                                      5.08%           131(a)         5.63%       131(b)


                                                                   Series 1999-1

----------------------------------------------------------------------------------------------------------------------------------
                                               Series 1999-1 Investor Distributions
----------------------------------------------------------------------------------------------------------------------------------
132  The sum of the daily allocations of collections of Principal
     Receivables for the relevant Monthly Period                                                        $              -   132
133  Class A distribution of collections of Principal Receivables per
     $1,000 of original principal amount                                                                $              -   133
134  Class B distribution of collections of Principal Receivables per
     $1,000 of original principal amount                                                                $              -   134
135  Collateral Interest distribution of collections of Principal Receivables per
     $1,000 of original principal amount                                                                $              -   135
136  Class A distribution attributable to interest per $1,000 of original principal
     amount                                                                                             $           4.67   136
137  Class B distribution attributable to interest per $1,000 of original principal
     amount                                                                                             $           4.83   137
138  Collateral Interest distribution attributable to interest per $1,000 of original
     principal amount                                                                                   $           3.49   138
139  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000
     of original principal amount                                                                       $           1.67   139

----------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1999-1
----------------------------------------------------------------------------------------------------------------------------------
140  Series allocation of collections of Principal Receivables                                          $     81,501,996   140
141    Class A                                                                                          $     60,312,016   141
142    Class B                                                                                          $      6,521,237   142
143    Collateral Interest                                                                              $     14,668,744   143

144  Series allocation of collections of Finance Charge Receivables                                     $      6,658,533   144
145    Class A                                                                                          $      4,927,358   145
146    Class B                                                                                          $        532,771   146
147    Collateral Interest                                                                              $      1,198,404   147

     Available Funds
     ---------------
148    Class A Available Funds                                                                          $      4,927,358   148
149  The amount to be withdrawn from the Reserve Account to be included
     in Class A Available funds                                                                         $              -   149
150  Principal Investment Proceeds to be included in Class A Available
     Funds                                                                                              $              -   150
151  The amount of investment earnings on amounts held in the Reserve
     Account to be included in Class A Available funds                                                  $              -   151

152    Class B Available Funds                                                                          $        532,771   152
153  The amount to be withdrawn from the Reserve Account to be included
     in Class B Available funds                                                                         $              -   153
154  Principal Investment Proceeds to be included in Class B Available
     Funds                                                                                              $              -   154

155    Collateral Interest Available Funds                                                              $      1,198,404   155
156  The amount to be withdrawn from the Reserve Account to be included in
     Collateral Interest Available Funds                                                                $              -   156
157  Principal Investment Proceeds to be included in Collateral Interest Available
     Funds                                                                                              $              -   157
----------------------------------------------------------------------------------------------------------------------------------
                                                      Application of Collections
----------------------------------------------------------------------------------------------------------------------------------

     Class A
     -------
158  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution
     date                                                                                               $      1,306,939   158
159  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class A Servicing fee for the related Distribution Date                                            $              -   159
160  Class A Allocable Amount                                                                           $        668,835   160
161  An amount to be included in the Excess Spread                                                      $      2,951,584   161


                                                                   Series 1999-1

       Class B
       -------
  162  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution
       date                                                                                             $    146,258         162
  163  If Saks Incorporated is no longer the Servicer, an amount equal to
       Class B Servicing fee for the related Distribution Date                                          $          -         163
  164  An amount to be included in the Excess Spread                                                    $    386,513         164

       Collateral Interest
       -------------------
  165  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
       Interest Servicing fee for the related Distribution Date                                         $          -         165
  166  An amount to be included in the Excess Spread                                                    $  1,198,404         166

  167  Available Excess Spread                                                                          $  4,536,501         167
  168  Available Shared Excess Finance Charge Collections                                               $          -         168
  169  Total Cash Flow available for Series 1999-1 waterfall                                            $  4,536,501         169

  170  Fund any Class A Required Amount                                                                 $          -         170
  171  Class A Investor Charge Offs which have not been previously reimbursed                           $          -         171
  172  Class B Required Amount to the extent attributable to line 162 and line 163                      $          -         172
  173  Class B Allocable Amount                                                                         $     72,318         173
  174  Excess of the Required Reserve Account Amount over the amount held in
       the Reserve Account                                                                              $          -         174
  175  An amount equal to any unreimbursed reductions of the Class B Investor
       Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
       Principal Collections; (iii) reallocations of the Class B Investor Amount to the
       Class A Investor Amount                                                                          $          -         175
  176  Collateral Monthly Interest for the related Distribution Date plus Collateral
       Monthly Interest previously due but not paid to holders of the Collateral Interest
       plus additional interest                                                                         $    237,688         176
  177  Servicing Fee due for the relevant Monthly Period and not paid above plus
       any amounts previously due but not distributed to the Servicer                                   $    630,625         177
  178  Collateral Interest Allocable Amount                                                             $    162,670         178
  179  Any unreimbursed reductions of the Collateral Interest Amount, if any, due to:
       (i) Collateral Interest Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the Collateral Interest Amount to the Class A or Class B
       Investor Amount                                                                                  $          -         179
  180  Excess of the Required Spread Account Amount over the available Spread
       Account Amount                                                                                   $          -         180
  181  The aggregate of any other amounts, if any, then due to the Collateral
       Interest Holder                                                                                  $          -         181
  182  Shared Excess Finance Charge Collections                                                         $  3,433,200         182

 --------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
 --------------------------------------------------------------------------------------------------------------------------------
  183  Available Principal Collections held in the Collection Account                                   $ 81,501,996         183
  184  Controlled Deposit Amount for the Monthly Period                                                 $          -         184
  185  Deficit Controlled Accumulation Amount                                                           $          -         185
  186  Principal Collections deposited for the Monthly Period                                           $          -         186

  187  Class A Monthly Principal                                                                        $          -         187

  188  Class B Monthly Principal (only after payout of Class A or the accumulation
       of the Class A Investor Amount)                                                                  $          -         188
  189  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A Monthly Principal                                            $ 81,501,996         189
  190  Controlled Deposit Amount less Class A Monthly Principal                                         $          -         190

  191  Collateral Interest Monthly Principal (only after payout of Class A and Class
       B or the accumulation of the Class A and Class B Investor Amount)                                $          -         191
  192  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B Monthly Principal                                $ 81,501,996         192
  193  Controlled Deposit Amount less Class A and Class B Monthly Principal                             $          -         193

                                                                   Series 1999-1


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
-----------------------------------------------------------------------------------------------------------------------------------
  194  Reallocated Principal Collections                                                                $          -         194
  195    Collateral Subordinated Principal Collections (to the extent needed to fund                    $          -         195
       Required Amounts)
  196    Class B Subordinated Principal Collections (to the extent needed to fund Required
       Amounts)                                                                                         $          -         196

-----------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 %                            Amount
                                                                            -----------                 ---------------
  197  Series 1999-1 Default Amount                                            28.21%        197(a)     $    903,824         197(b)
  198  Class A Investor Default Amount                                         20.87%        198(a)     $    668,835         198(b)
  199  Class B Investor Default Amount                                          2.26%        199(a)     $     72,318         199(b)
  200  Collateral Interest Default Amount                                       5.08%        200(a)     $    162,670         200(b)

  201  Series 1999-1 Adjustment Amount                                                                  $          -         201
  202  Class A Adjustment Amount                                                                        $          -         202
  203  Class B Adjustment Amount                                                                        $          -         203
  204  Collateral Interest Adjustment Amount                                                            $          -         204

  205  Series 1999-1 Allocable Amount                                                                   $    903,824         205
  206  Class A Allocable Amount                                                                         $    668,835         206
  207  Class B Allocable Amount                                                                         $     72,318         207
  208  Collateral Interest Allocable Amount                                                             $    162,670         208

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
-----------------------------------------------------------------------------------------------------------------------------------

  209  Class A Required Amount                                                                          $          -         209
  210  Class A Monthly Interest for current Distribution Date                                           $  1,306,939         210
  211  Class A Monthly Interest previously due but not paid                                             $          -         211
  212  Class A Additional Interest for prior Monthly Period or previously
       due but not paid                                                                                 $          -         212
  213  Class A Allocable Amount for current Distribution Date                                           $    668,835         213
  214  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $          -         214

  215  Class B Required Amount                                                                          $          -         215
  216  Class B Monthly Interest for current Distribution Date                                           $    146,258         216
  217  Class B Monthly Interest previously due but not paid                                             $          -         217
  218  Class B Additional Interest for prior Monthly Period or previously due
       but not paid                                                                                     $          -         218
  219  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $          -         219
  220  Excess of Class B Allocable Amount over funds available to make payments                         $          -         220

  221  Collateral Interest Required Amount                                                              $          -         221
  222  Collateral Monthly Interest for current Distribution Date                                        $    237,688         222
  223  Collateral Monthly Interest previously due but not paid                                          $          -         223
  224  Collateral Interest Additional Interest for prior Monthly Period or previously
       due but not paid                                                                                 $          -         224
  225  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $          -         225
  226  Excess of Collateral Interest Allocable Amount over funds available to make payments             $          -         226

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
-----------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  227  Class A Investor Amount reduction                                                                $          -         227
  228    Class A Investor Charge Off                                                                    $          -         228

       Class B
       -------
  229  Class B Investor Amount reduction                                                                $          -         229
  230    Class B Investor Charge Off                                                                    $          -         230
  231    Reductions of the Class B Investor Amount due to Class A Allocable                             $          -         231
  232    Reallocated Principal Collections applied to Class A                                           $          -         232


                                                                   Series 1999-1

       Collateral Interest
       -------------------
  233  Collateral Interest Amount reduction                                                             $          -         233
  234    Collateral Interest Charge Off                                                                 $          -         234
  235    Reductions of the Collateral Interest Amount due to Class A and Class B
       Allocable Amounts                                                                                $          -         235
  236    Reallocated Principal Collections applied to Class A and Class B                               $          -         236

 ---------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
 ---------------------------------------------------------------------------------------------------------------------------------

  237  Series 1999-1 Servicing Fee                                                                      $    630,625         237
  238    Class A Servicing Fee                                                                          $    466,667         238
  239    Class B Servicing Fee                                                                          $     50,458         239
  240    Collateral Interest Servicing Fee                                                              $    113,500         240
 ---------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
 ---------------------------------------------------------------------------------------------------------------------------------

  241  Required Reserve Account Amount (if applicable)                                                        N/A            241
  242  Reserve Account reinvestment rate (if applicable)                                                      N/A            242
  243  Reserve Account reinvestment earnings                                                            $          -         243
  244  Reserve Account balance                                                                          $          -         244

  245  Accumulation Period Length                                                                          12 months         245
 ---------------------------------------------------------------------------------------------------------------------------------
                                                           Excess Spread
 ---------------------------------------------------------------------------------------------------------------------------------
  246  Portfolio Yield for Monthly Period (excluding Shared Excess Finance
       Charge Collections from other Series)                                                               17.66%            246
  247  Base Rate for Monthly Period                                                                         7.75%            247
  248  Portfolio Yield minus Base Rate for such Monthly Period                                              9.92%            248
  249  Three month average of Portfolio Yield minus Base Rate                                              10.70%            249


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of February, 2000.

       Saks Incorporated,
       as Servicer

       By /s/ Scott A. Honnold
         ----------------------------------------
       Name:  Scott A. Honnold
       Title: Vice President and Treasurer